SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 5, 2001


                                 PC-EPHONE, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


NEVADA                                                  98-0197707
------                                                  ----------
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                          Identification No.)

5375 Mira Sorrento Place, Suite 290
San Diego, California, USA                              92121
--------------------------                              -----
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code      858-550-2020
                                                        ------------

Commission File Number: 000-26341


-----------------------------------------------         --------------------
(Former name or former address,                         (Zip Code)
if changed since last report.)



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ITEM 5.  OTHER EVENTS

On July 5, 2001, PC-EPhone, Inc. (the "Company"), through its wholly owned subsidiary, PC-EPhone Ltd., terminated the Subdistribution Agreement between PC-EPhone Ltd. and FutureCom Global, Inc. dated November 15, 2000, along with the amendments in the Tri-Party Agreement dated February 9, 2001.

Pursuant to section 7 of the Tri-Party Agreement (among PC-EPhone Ltd., Cyberbank, and FutureCom), FutureCom was obligated to issue a purchase order and a $50 million Standby Letter of Credit or Standby Letters of Credit on or before February 28, 2001. As of July 5, 2001, no such letter(s) of credit had been issued to Cyberbank Corp. or to PC-EPhone Ltd. Therefore, PC-EPhone Ltd. terminated the Subdistribution Agreement and the Tri-Party Agreement.

The Company, PC-EPhone Ltd. and FutureCom are in the process of negotiating a new, non-exclusive subdistribution agreement, though no terms have been finalized to date.


ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTOR

On July 5, 2001, Negar Towfigh resigned as a Director of the Company, but will remain on as Corporate Secretary. On the same day, the Board of Directors appointed David C. Meltzer, the Company's Chief Executive Officer and President, as a Director.

The Company received the resignation of Negar Towfigh as Director of the Company on July 5, 2001. There were no disagreements with the Company relating to the Company's policies, operations or practices.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit     Description
-------     -----------

99.4     Press Release dated July 6, 2001




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PC-EPHONE, INC.


/s/ Douglas Yee
__________________________________
Douglas Yee
CFO & Director

Date:         July 19, 2001


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                                  Exhibit 99.4

                                 PC-EPHONE, INC.
                      5375 Mira Sorrento Place, Suite #290
                              San Diego, CA  92121


Trading Symbols:         OTCBB: PCPH                                July 6, 2001
                         Frankfurt:  NL1, WKN 589864


          PC-EPhone, Inc. Negotiating a New Subdistribution Agreement
                              San Diego, California
                              ---------------------

PC-EPhone Ltd., the wholly owned subsidiary of PC-EPhone, Inc. (the "Company"), has terminated the Subdistribution Agreement between itself and FutureCom Global, Inc. ("FutureCom") dated November 15, 2000, along with the amendments in the Tri-Party Agreement dated February 9, 2001. Accordingly, all of FutureCom's rights and obligations under both agreements are no longer effective.

The Company and FutureCom are in the process of negotiating a new subdistribution agreement, though no terms have been finalized to date.


About PC-EPhone, Inc.
PC-EPhone, Inc., through its wholly owned subsidiary, is the exclusive U.S. and Canadian distributor of the PC-EPhone device and the Company also has the right of first refusal for Cyberbank Corp.'s future products. The PC-EPhone device is the world's first wireless convergent device which combines the capabilities of a handheld personal computer with full internet access, a cellular phone, a PDA and an organizer all-in-one.

                                     --30--

                                www.pc-ephone.com
                                -----------------

For further information contact:
Keith Patey                             Mark Cohen
PC-EPhone, Inc.                         The Pinnacle Group, LLC.
Phone: (604) 633-0600 Ext.27            Phone: (516) 773-2477
keithpatey@pc-ephone.com                mark@pinnaclegroupny.com
------------------------                ------------------------


Statements included herein that state the Company's or Management's intentions, hopes, beliefs, expectations or predictions of the future are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 which by their nature, involve known and unknown risks and uncertainties. The Company's actual results, performance or achievements could differ materially from those expressed as implied by such statements. For further information regarding risks of investment in the Company please see the Company's filings with the United States Securities & Exchange Commission.



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